SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 13, 2006

JAVELIN PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
Delaware	0-31114	88-0471759
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
125 CambridgePark Drive, Cambridge, Massachusetts		02140
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code –	(617) 349-4500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On July 13, 2006, Javelin Pharmaceuticals, Inc., announced that its common stock has been approved for listing on the American Stock Exchange (“AMEX”). Javelin’s common stock is scheduled to begin trading on the AMEX under the ticker symbol JAV, on July 20, 2006. The approval is contingent upon the Company being in compliance with all applicable listing standards on the date it begins trading on AMEX and may be rescinded if the Company is not in compliance with such standards.

A copy of the press release is attached as an exhibit to this Report.

Item 9.01  Financial Statements and Exhibits

(d)   Exhibits

99.1	Press Release of Javelin Pharmaceuticals, Inc., dated July 13, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

JAVELIN PHARMACEUTICALS, INC.
By:	/s/ Daniel B. Carr, M.D.
Daniel B. Carr, M.D. Chief Executive Officer

Dated:  July 13, 2006

Exhibit Index

Exhibit
Number       Exhibit

99.1  Press Release of Javelin Pharmaceuticals, Inc., dated July 13, 2006.